CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Supply of New Jersey Corporation (the "Company") on Form 10-QSB for the nine months ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carmine Catizone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Carmine Catizone
-----------------------------
Carmine Catizone
Chief Executive Officer

November 9, 2006


        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Supply of New Jersey Corporation (the "Company") on Form 10-QSB for the nine months ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Generelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Daniel Generelli
-----------------------------
Daniel Generelli
Chief Financial Officer

November 9, 2006